SUPPLEMENT DATED SEPTEMBER 5, 2003 TO

                        PROSPECTUS DATED MAY 1, 2003 FOR

                  DEFERRED VARIABLE ANNUITY CONTRACTS ISSUED BY

                  NATIONWIDE LIFE INSURANCE COMPANY THROUGH ITS

                        NATIONWIDE VARIABLE ACCOUNT - 13

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

     On or about November 14, 2003, the Board of Trustees of the Dreyfus Investment Portfolios intends to liquidate the Dreyfus Investment Portfolios - Emerging Markets Portfolio: Initial Shares (the "Portfolio").

     In anticipation of this liquidation, effective September 15, 2003, no new purchase payments or transfers will be accepted into the Portfolio.